SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                LRS CAPITAL INC.
             (Exact name of registrant as specified in its charter)


         Nevada                                            N/A
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                         240 Richmond Street - Suite 201
                        Toronto, Ontario, Canada M5V IV6
               (Address of principal executive offices) (Zip code)

         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General instruction A.(c), check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this Form relates: 333-44530.

Securities to be registered pursuant to Section 12(g) of the Act:

         Common Stock, $.001 per share
               (Title of class)


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Item 1.  Description of Registrants Securities to Be Registered.


         Reference is made to "Description of Securities" found at page 25 of the preliminary prospectus filed as part of Registrant's Registration Statement as initially filed on Form SB-2 No. 333-44530/

Item 2.  Exhibits.

          1.1 Certificate of Incorporation, as amended (incorporated by reference to Exhibits 3.1 and 3.2 of Registration Statement No. 333-44530).

          1.2 By-Laws (incorporated by reference to Exhibit 3.3 of Registration Statement No. 333-44530).

          1.3 Specimen Certificate representing the Common Stock (incorporated by reference from Exhibit 4.1 of the Registration Statement No. 333-44530).


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



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    LRS CAPITAL INC.



Dated: January 3, 2001              By: /s/ Mitchell Geisler
                                       ---------------------------------------
                                       Mitchell Geisler, Chairman of the Board
                                       and President


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